Exhibit 10.45

EIGHTH AMENDMENT TO CREDIT AGREEMENT

EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 26, 2004, among UBIQUITEL OPERATING COMPANY, a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), UBIQUITEL INC., a corporation organized and existing under the laws of the State of Delaware (“Holdings”), the various banks from time to time party to the Credit Agreement referred to below (each, a “Bank” and collectively, the “Banks”), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent and BNP PARIBAS (f/k/a PARIBAS), as Lead Arranger.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Banks, the Lead Arranger and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.                                         Amendments to Credit Agreement.

1.                                       Section 6.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 6.08 in lieu thereof:

“6.08 [Intentionally Omitted].”.

2.                                       Section 9.06(ii) of the Credit Agreement is hereby amended by inserting the text “; provided further, that at any time cash or Cash Equivalents may be held in a Permitted Sprint Escrow Account” immediately preceding the text “and (II)” appearing in said Section.

3.                                       Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio

March 31, 2005	1.20:1.00
June 30, 2005	1.20:1.00
September 30, 2005	1.20:1.00
December 31, 2005	1.20:1.00
March 31, 2006	1.20:1.00
June 30, 2006	1.20:1.00
September 30, 2006	1.20:1.00
December 31, 2006	1.20:1.00
March 31, 2007	1.20:1.00
June 30, 2007	1.20:1.00
September 30, 2007	1.20:1.00
December 31, 2007	1.20:1.00
March 31, 2008	1.20:1.00
June 30, 2008 and each fiscal quarter thereafter	1.00:1.00	”.

4.                                       Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio

March 31, 2004	2.00:1.00
June 30, 2004	2.00:1.00
September 30, 2004	2.00:1.00
December 31, 2004	2.00:1.00
March 31, 2005	2.00:1.00
June 30, 2005	2.00:1.00
September 30, 2005	2.00:1.00
December 31, 2005	2.00:1.00
March 31, 2006	2.00:1.00
June 30, 2006	2.00:1.00
September 30, 2006	2.00:1.00
December 31, 2006	2.00:1.00
March 31, 2007	2.00:1.00
June 30, 2007	2.25:1.00
September 30, 2007	2.25:1.00
December 31, 2007 and each fiscal quarter thereafter	2.25:1.00	”.

5.                                       Section 9.13(A) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio

March 31, 2004	14.00:1.00
June 30, 2004	11.00:1.00
September 30, 2004	10.25:1.00
December 31, 2004	9.25:1.00
March 31, 2005	8.25:1.00
June 30, 2005	7.25:1.00
September 30, 2005	6.50:1.00
December 31, 2005	6.25:1.00
March 31, 2006	6.00:1.00
June 30, 2006	5.50:1.00
September 30, 2006	5.00:1.00
December 31, 2006	4.50:1.00
March 31, 2007	4.25:1.00
June 30, 2007	4.00:1.00
September 30, 2007	3.75:1.00
December 31, 2007 and each fiscal quarter thereafter	3.50:1.00	”.

6.                                       Section 9.13(C) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Ratio

March 31, 2004	8.50:1.00
June 30, 2004	6.50:1.00
September 30, 2004	6.00:1.00
December 31, 2004	5.50:1.00
March 31, 2005	4.75:1.00
June 30, 2005	4.25:1.00
September 30, 2005	3.75:1.00
December 31, 2005	3.50:1.00
March 31, 2006	3.25:1.00
June 30, 2006	3.00:1.00
September 30, 2006	2.75:1.00
December 31, 2006 and each fiscal quarter thereafter	2.50:1.00	”.

7.                                       Section 9.14 of the Credit Agreement is hereby amended by deleting said  Section in its entirety and inserting the following new Section 9.14 in lieu thereof:

“9.14  [Intentionally Omitted].”.

8.                                       Section 9.15 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.15 in lieu thereof:

“9.15  [Intentionally Omitted].”

; provided that the amendment set forth in this Section 8 shall be deemed to have been made, and effective, as of December 31, 2003.

9.                                       Section 9.21 of the Credit Agreement is hereby amended by inserting the text “or a Permitted Sprint Escrow Account” immediately preceding the period appearing at the end of said Section.

10.                                 Section 9.25 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ended	Amount

March 31, 2004	$27,000,000
June 30, 2004	$35,000,000
September 30, 2004	$37,000,000
December 31, 2004	$41,000,000
March 31, 2005	$46,000,000
June 30, 2005	$52,000,000
September 30, 2005	$58,000,000
December 31, 2005	$60,000,000
March 31, 2006	$62,000,000
June 30, 2006	$64,000,000
September 30, 2006	$69,000,000
December 31, 2006	$72,000,000
March 31, 2007	$72,000,000
June 30, 2007 and each fiscal quarter thereafter	$75,000,000	”.

11.                                 Section 9.26 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.26 in lieu thereof:

“9.26 [Intentionally Omitted].”.

12.                                 The definition of “Capitalized Lease Obligations” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “provided, that solely with respect to Sections 9.05(iii) and 9.08(a) and the definitions of “Consolidated Interest Expense” and “Fixed Charges”, “Capitalized Lease Obligations” shall not include any rental obligations arising from Capital Leases entered into by the Leases Subsidiary pursuant to which such Leases Subsidiary leases towers previously sold by the Borrower to GoldenState Towers, LLC, on or prior to the Eighth Amendment Effective Date, pursuant to that certain Asset Purchase Agreement, dated as of June 12, 2003, between the Borrower (as successor to Via) and GoldenState Towers, LLC” immediately preceding the period appearing at the end of said definition.

13.                                 Section 11 of the Credit Agreement is hereby further amended by deleting the definition of “Consolidated EBITDA” appearing therein in its entirety and inserting the following definition in lieu thereof:

“Consolidated EBITDA” for any period shall mean Consolidated EBIT, adjusted by adding thereto the amount of (i) all amortization of intangibles and depreciation and (ii) any non-cash compensation expenses incurred by Holdings (as reflected in Holdings’ consolidated financial statements in accordance with generally accepted accounting principles) pursuant to stock option plans (in effect as of the Eighth Amendment Effective Date), in each case, to the extent that the same were deducted in arriving at Consolidated Net Income for such period.

14.                                 Section 11 of the Credit Agreement is hereby further amended by deleting the definition of “Consolidated Senior Indebtedness” appearing therein in its entirety and inserting the following definition in lieu thereof:

“Consolidated Senior Indebtedness” shall mean, at any time, an amount equal to the amount of all Consolidated Indebtedness at such time less the outstanding principal amount of the Senior Subordinated Discount Notes, Senior Subordinated Bridge Notes, Senior Unsecured Notes or Exchange Offer Notes, in each case, at such time.

15.                                 Section 11 of the Credit Agreement is hereby further amended by deleting the definition of “Fixed Charge Coverage Ratio” in its entirety and inserting the following definition in lieu thereof:

“Fixed Charge Coverage Ratio” for any period shall mean the ratio of (x) Consolidated EBITDA plus cash on hand at the end of such period (excluding any cash amounts constituting Borrowings made under the Revolving Loan Facility) less the amount of all Capital Expenditures made by the Borrower or any of its Subsidiaries for such period to (y) Fixed Charges for such period.

16.                                 Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

“Eighth Amendment” shall mean that certain Eighth Amendment to Credit Agreement, dated as of January 26, 2004, among the Borrower, Holdings, the Banks party thereto, the Administrative Agent and the Lead Arranger.

“Eighth Amendment Effective Date” shall have the meaning provided in the Eighth Amendment.

“Permitted Sprint Escrow Account” shall mean any escrow account established by the Borrower in accordance with Sections 10.13 and/or 10.14 of the Sprint Management Agreement; provided that such escrow account shall be (i) established with an escrow agent satisfactory to the Administrative Agent, (ii) funded in an amount strictly in accordance with Section 10.13 and 10.14 of the Sprint Management Agreement; provided further, that simultaneously with the execution by the Borrower of any escrow agreement related to any such Permitted Sprint Escrow Account prior to giving effect to any deposit by the Borrower of any amounts into such Permitted Sprint Escrow Account (strictly in accordance with the requirements set forth in Sections 10.13 and 10.14 of the Sprint Management Agreement), the Borrower shall have granted to the Collateral Agent a first priority security interest in all of the Borrower’s rights, title and interest under any such escrow agreements (including, without limitation, any right to receive amounts deposited thereunder).

II.                                     Miscellaneous Provisions.

1.                                       In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)                                  no Default or Event of Default exists as of the Eighth Amendment Effective Date (as defined below) both immediately prior to and immediately after giving effect to this Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Eighth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       On the Eighth Amendment Effective Date, the Borrower hereby agrees to pay in immediately available funds to the Administrative Agent for distribution to each Bank that executes and delivers to the Administrative Agent (or its designee) a counterpart of this Amendment by the close of business on January 26, 2004, a non-refundable cash fee in an amount (in U.S. dollars) equal to 15 basis points (0.15%) of an amount equal to the sum of the outstanding principal amount of A Term Loans, B Term Loans and Revolving Loan Commitment of such Bank, in each case, as the same is in effect on the Eighth Amendment Effective Date, which fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter.

3.                                       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

4.                                       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6.                                       This Amendment shall become effective on the date (the “Eighth Amendment Effective Date”) when (i) the Borrower, Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) the Borrower shall have paid the Administration Agent the fee described in Section 2 of Part II of this Amendment; provided, that in the event that the Eighth Amendment Effective Date shall not have occurred on or prior to the close of business on

January 28, 2004, this Amendment shall be null and void and shall have no further force and effect.

7.                                       From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*      *      *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

UBIQUITEL INC.,
as Holdings

By:	/s/	Donald A. Harris
Title:		President and Chief Executive Officer

UBIQUITEL OPERATING COMPANY,
as Borrower

By:	/s/	Donald A. Harris
Title:		President and Chief Executive Officer

BNP PARIBAS,
Individually, as Bank, as Administrative Agent,
as Lead Arranger

By:	/s/	Gregg Bonardi
Title:		Director, Media & Telecom Finance

By:	/s/	Stephanie Rogers
Title:		Vice President

APEX (Trimaran) CDO I, LTD.
By Trimaran Advisors, L.L.C.

By:	/s/	David M. Millison
Title:		Managing Director

BANK OF TOKYO-MITSUBISHI TRUST
COMPANY

By:	/s/	Robert Moravec
Title:		Vice President – Authorized Signatory

BAYERISCHE LANDESBANK

By:	/s/	Christopher Stolarski
Title:		First Vice President

By:	/s/	James H. Boyle
Title:		Vice President

AURUM CLO 2002-1 LTD.
By: Columbia Management Advisors, Inc.
(f/k/a Stein Roe & Farnham Incorporated),
As Investment Manager

By:	/s/	James R. Fellows
Title:		Sr. Vice President & Portfolio Manager

COLUMBIA FLOATING RATE
ADVANTAGE FUND
(f/k/a Liberty Floating Rate Advantage Fund)

By: Columbia Management Advisors, Inc.,
As Advisor

By:	/s/	James R. Fellows
Title:		Sr. Vice President & Portfolio Manager

COLUMBIA FLOATING RATE
LIMITED LIABILITY COMPANY
(f/k/a Stein Roe Floating Rate Limited Liability
Company)

By: Columbia Management Advisors, Inc.,
As Advisor

By:	/s/	James R. Fellows
Title:		Sr. Vice President & Portfolio Manager

CREDIT SUISSE FIRST BOSTON
INTERNATIONAL

By:	/s/	James R. Fellows
Title:		Sr. Vice President & Portfolio Manager

FORTIS CAPITAL CORP.

By:	/s/	Eddie Matthews
Title:		Senior Vice President

By:	/s/	Anthony Ciraulo
Title:		Assistant Vice President

GALAXY CLO1999-1, LTD.

By: AIG Global Investment Corp.
As Collateral Manager

By:	/s/	Steven S. Oh
Title:		Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/	Bhupesh Gupta
Title:		Duly Authorized Signatory

IBM CREDIT LLC

By:	/s/	Steven A. Flanagan
Title:		Manager, Global Special Handling

KZH SOLEIL LLC

By:	/s/	Dorian Herrera
Title:		Authorized Agent

KZH SOLEIL-2 LLC

By:	/s/	Dorian Herrera
Title:		Authorized Agent

QDRF MASTER LTD

By:	/s/	Michael Weinstock
Title:		Member

QUADRANGLE MASTER FUNDING LTD

By:	/s/	Michael Weinstock
Title:		Member

RFC CAPITAL CORPORATION

By:	/s/	Kurt R. Kalliomaa
Title:		Senior Account Executive

SANKATY ADVISORS, LLC as Collateral Manager
for AVERY POINT CLO, LTD., as Term Lender

By:	/s/	Diane J. Exter
Title:		Managing Director
Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager
for RACE POINT II CLO, Limited as Term Lender

By:	/s/	Diane J. Exter
Title:		Managing Director
Portfolio Manager

SANKATY CREDIT OPPORUNITIES, L.P.

By:	/s/	Diane J. Exter
Title:		Managing Director
Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/	Diane J. Exter
Title:		Managing Director
Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P.

By:	/s/	Diane J. Exter
Title:		Managing Director
Portfolio Manager

SAWGRASS TRADING LLC

By:	/s/	Diana M. Himes
Title:		Assistant Vice President

SRS Strategies (Cayman) LP

By: Stanfield Capital Partners LLC
as it’s Investment Manager

By:	/s/	Christopher E. Jansen
Title:		Managing Partner

AXIS/SRS LIMITED

By: Stanfield Capital Partners LLC,
As its Sub-Manager

By:	/s/	Christopher E. Jansen
Title:		Managing Partner

HFR DS STRATEGIC OPPORTUNITY
MASTER TRUST

By: Stanfield Capital Partner LLC as its Manager

By:	/s/	Christopher E. Jansen
Title:		Managing Partner

THE CIT GROUP/EQUIPTMENT FINANCING, INC.

By:	/s/	Michael V. Monahan
Title:		Vice President

TRS CALLISTO, LLC
As Lender

By:	/s/	Deborah O’Keeffe
Title:		Vice President

WESTLB AG, NEW YORK BRANCH

By:	/s/	David Yu
Title:		Director

By:	/s/	Sonke Vöigt
Title:		Manager